THIS LEASE is made the 4th of January 2019.

BETWEEN: (I) **The Tropical Building Corporation Ltd** whose registered office is at P.O. Box 1633, George Town, Grand Cayman, KY1-1109 ("the Lessor")

AND (2) **Oxbridge RE Holdings Limited** (Reg.# 276654) whose registered office is at Maples Corporate Services Limited, Ugland House, South Church Street, PO. Box 309 Grand Cayman KY1- 1104 ("the Lessee")

NOW IT IS AGREED as follows:-

1. Definitions and interpretations

In this agreement:

1.1 Unless the context requires otherwise:

"the Development"	means all that development known as The Duty Free Centre as set out in the Fourth Schedule.
"the Building"	means all that part of the Development known as The Duty Free Centre as set out in the Fourth Schedule.
"the Premises"	means that part of the Building as set out in the Fourth Schedule.
"Rent Commencement Date"	means the Rent Commencement Date as set out in the Fourth Schedule.
"the Original Term"	means the Original Term as set out in the Fourth Schedule.
"Term Extension Options"	means the Term Extension Options as set out in the Fourth Schedule
"the Rent"	means the Rent as set out in the Fourth Schedule.
"the Deposit"	means the one month's Rent as set out in the Fourth Schedule.
"the Additional Rights"	means the Additional Rights as set out in the Fourth Schedule.
"Common Parts"	means the pedestrian ways forecourts car parks landscaped areas and other areas which are from time to time during the Original Term and any extensions thereof provided by the Lessor for common use and enjoyment by the lessees and occupiers of the Development and all persons expressly or by implication authorised by them.
"the Premises Covenants"	means the covenants as set out in the Third Schedule.
"Pipes"	means all pipes sewers drains mains ducts conduits gutters watercourses wires cables channels flues and all

other connecting media including any fixings louvres cowls and any ancillary apparatus, which will enable the provision of water, sewerage, electricity and telecommunications services to the Premises

1.2 The expressions of "the Lessor" and "the Lessee" wherever the context so admits include the person for the time being entitled to the reversion immediately expectant on the determination of the Original Term and any extensions thereof and the Lessee's successor in title respectively.

1.3 Where the Lessor or the Lessee for the time being are two or more persons obligations expressed or implied to be made by or with such party are deemed to be made by or with such persons jointly and severally.

1.4 References to the Premises in the absence of any provision to the contrary include any part of the Premises.

1.5 References to the last year of the Original Term and any extensions thereof include the last year of the Original Term and any extensions thereof if the Original Term and any extensions thereof shall determine otherwise than by effluxion of time and references to the expiration of the Original Term and any extensions thereof includes such other determination of the Original Term and any extensions thereof.

1.6 Any covenant by the Lessee not to do an act or thing shall be deemed to include an obligation to use reasonable endeavours not to permit or suffer such act or thing to be done by another person where the Lessee is aware that such act or thing is being done.

1.7 Words importing one gender only shall include the other and words importing the singular number shall include the plural and vice versa.

1.8 Words importing persons include companies and associations or bodies of persons whether corporate or unincorporate.

1.9 References in this Lease to any clause sub-clause or schedule without further designation shall be construed as a reference to the clause sub-clause or schedule to this Lease so numbered.

1.10 The clause paragraph and schedule headings do not form part of this Lease and shall not be taken into account in its construction or interpretation.

2. Demise

The Lessor demises to the Lessee the Premises together with the Additional Rights and the rights specified in the First Schedule but excepting and reserving to the Lessor the rights specified in the Second Schedule to hold the Premises to the Lessee for the Original Term and any extensions thereof subject to all rights easements privileges restrictions covenants and stipulations of whatever nature affecting the Premises provided the same do not interfere with the use of the Premises for general offices yielding and paying to the Lessor the Rent payable without any deduction monthly in accordance with the Fifth Schedule attached hereto.

3. The Lessee's Covenants

The Lessee covenants With the Lessor:

3.1 Rent

To pay the Rent on the days and in the manner set out in this Lease subject to clause 4.7 herein and not to exercise or seek to exercise any right or claim to withhold Rent or any right or claim to legal or equitable set off.

3.2 To pay all telephone and other utility and service fees including electricity it may incur in relation to the Premises, apart from water, which shall be paid by the Landlord, so long as the Tenant does not negligently leave the pipes or toilet running. In the event the Premises is not individually metered, the amount due shall be calculated by dividing the Premises' area by the area of the total space metered in Unit H1 and multiplying this by the bill for the metered space.

3.3 To pay the Lessor its pro rata share of maintenance fees for the Development (hereinafter known as the Maintenance Fee), to be calculated as the ratio of the area of the Premises to the area of the total leasable office space of the Development multiplied by the total actual cost of the building insurance, garbage collection and receptacle fees, gardening, landscaping and general maintenance fees, common area cleaning fees, sewage treatment fees, building exterior and exterior window cleaning and any other fees that the Lessor from time to time shall reasonably incur in the management and maintenance of the Development but excluding capital expenditure and structural defects. Both vacant and rented Premises in the Development will be included in the total denominator for ascertaining the cost of apportionment. The Lessee shall pay the Maintenance Fee as set out herein monthly with the rent. Supporting accounts used in the calculation of the Maintenance Fee will be made available for review within 14 days of written request for the same. **The Maintenance Fee shall be included in the Rent for the purposes of this Lease.**

3.4 Cleaning/Extermination

To clean the Premises and keep them in a clean condition.

3.5 Waste and alterations

Not to:

3.5.1 commit any waste.
3.5.2 make any alterations to the Premises without the consent of the Lessor.
3.5.3 make connection with the Pipes that serve the Premises without the consent of the Lessor.

3.6 Aerial signs and advertisements

3.6.1 Not to erect any pole mast or wire (whether in connection with telegraphic telephonic radio or television communication or otherwise) upon the Premises.

3.6.2 Not to affix to or exhibit on the outside of the Building or through any window of the Building nor display anywhere on the Premises any placard sign notice fascia board or advertisement except any sign permitted by virtue of any consent given by the Lessor pursuant to a covenant contained in the Lease.

3.7 Access of Lessor

To permit the Lessor at all convenient times and after reasonable notice to enter upon the Premises for the purpose of ascertaining that the covenants and conditions of this Lease have been observed and performed.

3.8 Alienation

Not to assign underlet or charge the whole or part only of the Premises without the prior written consent of the Lessor.

3.9 Nuisance etc. and residential restrictions.

3.9.1 Not to do nor allow to remain upon the Premises anything which may be or become or cause a nuisance annoyance disturbance inconvenience injury or damage to the Lessor or its Lessees.

3.9.2 Not to use the Premises for any dangerous noxious noisy or offensive trade business manufacture or occupation nor for any illegal or immoral act or purpose.

3.9.3 Not to use the Premises as sleeping accommodation or residential purposes nor keep any animal fish reptile or bird anywhere on the Premises.

3.10 Lessor's cost

To pay to the Lessor on an indemnity basis all costs fees charges disbursements and expenses (including without prejudice to the generality of the above those payable to attorneys and bailiffs) properly and reasonably incurred by the Lessor in relation to or incidental to the recovery or attempted recovery of arrears of rent or other sums due from the Lessee.

3.11 Indemnities

To be responsible for and to keep the Lessor fully indemnified against all damages losses costs expenses actions demands proceedings claims and liabilities made against or suffered or incurred by the Lessor arising directly or indirectly out of:-

3.11.1 Any omission or negligence of the Lessee or any persons at the Premises expressly or impliedly with the Lessee's authority, or

3.11.2 Any breach or non-observance by the Lessee of the covenants conditions or other provisions of this Lease.

3.12 Encroachments

Not to stop up or darken or obstruct any windows or light belonging to the Building save that commercial window coverings may be installed on the interior of the windows of the Premises with the Landlord's approval in writing.

3.13 The Premises Covenants

To observe and perform the Premises Covenants.

3.14 Yield up

At the expiration of the Term or any Extensions thereof:-

3.14.1 Unless otherwise agreed between the Lessor and the Lessee in writing the Lessee shall remove at the Lessee's sole cost and expense any partitions structures and additions the Lessee considered necessary or desirable for the purpose of sub-dividing the Premises for the use thereof by the Lessee in Lessee's business and shall make good to the satisfaction of the Lessor all damage occasioned by the installation and removal of the same.

3.14.2 To give up all keys of the Premises to the Lessor.

3.14.3 To remove all signs erected by the Lessee in upon or near the Premises and immediately to make good any damage caused by such removal.

3.15 Deposit

Upon the execution of this Lease to pay to the Lessor in addition to the other monies payable hereunder a further sum in the amount set out at Item IV.F of the Fourth Schedule hereto as a Deposit, such sum to be retained by the Lessor until the determination of the Term hereby created and to be applied by the Lessor firstly, in and towards effecting repairs to the Premises and reinstating or replacing such of the Lessor's fixtures and furnishings (if any) as may require reinstatement or replacement if in accordance with the Lessee's covenants herein contained such repairs, reinstatement or replacement should have been effected or carried out by the Lessee, secondly in or towards any rent or other moneys that shall be owing by the Lessee upon the determination of the Term and thirdly, the balance (if any) shall be refunded by the Lessor to the Lessee within 7 days after the expiry or sooner determination of the Term.

4. The Lessor's covenants

The Lessor covenants with the Lessee to permit the Lessee peaceably and quietly to hold and enjoy the Premises without any interruption or disturbance from or by the Lessor or any person claiming under or in trust for the Lessor.

4.1 Indemnities

To be responsible for and to keep the lessee fully indemnified against all damages, losses, costs, expenses, actions, demands, proceedings, claims and liabilities made against or suffered or incurred by the Lessee arising directly or indirectly out of any omission or gross negligence of the Lessor, its agents or contractors or any breach or non-observance by the Lessor of the covenants conditions or other provisions of this Lease.

4.2 Connection of Pipes

To be responsible for making connection with Pipes that serve the Premises in order that the utilities providers on receipt of an approved application from the Lessee are able to provide water, sewerage, electricity and telecommunications services to the Premises. Any additional pipes required to be connected to the Premises subsequently will be subject to the Lessor's written approval, which shall not be unreasonably withheld or delayed.

4.3 Common Parts

The Lessor covenants to keep all common parts clean and in good repair and good order.

4.4 Maintenance

The Lessor covenants to arrange garbage collection, gardening, landscaping and general maintenance, common area cleaning, sewage treatment, building exterior and exterior window cleaning and any other duties that the Lessor from time to time shall reasonably deem necessary in the management and maintenance of the Development.

4.5 Insurance

To insure forthwith and to keep insured the Development and fixtures (but excluding the stock, chattels, fixtures or assets of whatever description belonging to the Lessee or its licensees, sublessees agents or any other person whomsoever) against loss or damage by fire, riot, strike, hurricane, storm, earthquake, flood, wind, act of God or the Queen's enemies, Public Liability or such other hazardous risks as the Lessor may desire.

4.6 Air conditioning

To keep the air-conditioning equipment installed in the building in good and running order electrical power failure or other causes beyond the control of the Lessor excepted and to pay the maintenance costs in respect thereof and the Lessor shall be entitled without any liability whatsoever to the Lessee to stop the said equipment at reasonable times and upon reasonable notice (except cases of emergency) in order to carry out such maintenance, repairs, improvements or alterations thereto as may be necessary or desirable from time to time. PROVIDED ALWAYS that the Lessor shall not be liable for any loss sustained by the failure of the operation of such air-conditioners or air-conditioning units or by the failure of electricity not attributable to fault on its behalf.

4.7 Damage to or destruction of Building and suspension of Rent

If the Building or any part thereof shall at any time during the tenancy be destroyed or damaged wholly or partially by fire or by any other cause whatsoever so as to cause the Premises to be wholly or partially unfit for occupation and use and the policy or policies of insurance effected by the Lessor shall not have been vitiated or payment of the policy monies refused in whole or in part in consequence of any wilful act or default of the Lessee the rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended and repayment made by the Lessor to the Lessee (which monies shall become a debt immediately due and payable) for a fair proportion of any prepaid rent relating to such period of unfitness for occupation aforesaid until the Building shall again be rendered fit for occupation and use. The Lessor covenants to cause all money received by virtue of such insurance to be forthwith laid out in rebuilding and reinstating the Building and to make up any deficiency out of its own money PROVIDED ALWAYS that:

4.7.1 If the Lessor is unable, after using all reasonable efforts to do so, to obtain any requisite planning permission or other consents for the reinstatement or rebuilding of the Building the Lessor will not be required to reinstate the Building.

4.7.2 That in the event of such destruction or damage as aforesaid either the Lessee or the Lessor may at any time within one month from the occurrence thereof give to the other one month's notice in writing to determine this present demise and thereupon the same and everything herein contained shall cease and be void as from the date of the occurrence of such destruction or damage but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of covenant or of the Lessor in respect of the rent hereby reserved until such date.

4.7.3 The Lessor is under no obligation to find or pay for alternative accommodation for the Lessee during the period in which the Building or any part thereof is being

reinstated or rebuilt should the Lessee or Lessor choose not to give notice to determine the present demise.

5 Arbitration

If any dispute or question whatsoever shall arise between the parties hereto with respect to the construction rent or effect of this lease or any clause or thing herein contained or the rights duties or liabilities of either party under this lease or otherwise in connection with the Premises then and in every case unless the parties concur in the appointment of a single arbitrator the matter in difference shall be referred to the award and final determination of two (2) arbitrators one to be appointed by each party and in accordance with the provisions of the Arbitration Law 1974 of the Cayman Islands.

6. Extensions of the Original Term

While this Lease is in full force and effect and provided the Lessee is not in default in the performance of any of the terms covenants and conditions thereof Lessee shall have the right or option to renew the Original Lease for such further term or terms (if any) as are set out in the Fourth Schedule. Notice of the Lessee's intention to exercise the option must be given to the Lessor in writing at least 3 months prior to the expiration of the Original Term or any extension thereof. If no notice to exercise the option is given by the Lessee, the Lease shall terminate at the end of the Original Term or any extension thereof without further notice. The option on the part of the Lessee herein contained shall not be deemed to give the Lessee any option for any further extensions beyond the options set out in the Fourth Schedule.

7. Provisos

7.1 Re-entry.

If and whenever during the Original Term or any extension thereof:-

7.1.1 The Rent (or any part of the Rent) under this Lease is outstanding for fourteen days after becoming due whether formally demanded or not or

7.1.2 If there is a breach by the Lessee of a covenant or other term of this Lease or

7.1.3 The Lessee:-

7.1.3.1 enters into liquidation whether compulsory or voluntary (but not if the liquidation is for amalgamation or reconstruction of a solvent company) or

7.1.3.2 has a receiver appointed or

7.1.4 The Lessee enters into an arrangement for the benefit of its creditors or

7.1.5 The Lessee has any distress or execution levied on its goods

The Lessor re-enter the Premises (or any part of them in the name of the whole) at any time (and even if any previous right of re-entry has been waived) and then the Original Term and any extensions thereof will absolutely cease but without prejudice to any rights or remedies which may have accrued against the Lessee in respect of any breach of covenant or other term of this Lease (including the breach in respect of which the re-entry is made).

7.2 Entire understanding

This Lease embodies the entire understanding of the parties relating to the Premises and to all matters dealt with by any of the provisions of this Lease and for the avoidance of doubt, none of the other implied terms of Registered Land Law (2004 Revision) shall be implied in this Lease.

7.3 Lessee's property

If after the Lessee has vacated the Premises on the expiry of the Original Term or any extension thereof any property of the Lessee remains in or on the Premises and the Lessee fails to remove it within 7 days after being requested in writing by the Lessor to do so or if after using its best endeavours the Lessor is unable to make such a request to the Lessee within 14 days from the first attempt so made by the Lessor:

7.3.1 the Lessor may as the agent of the Lessee sell such property and the Lessee will indemnify the Lessor against any liability incurred by it to any third party whose property shall have been sold by the Lessor in the mistaken belief held in good faith (which shall be presumed unless the contrary be proved) that such property belonged to the Lessee.

7.3.2 if the Lessor having made reasonable efforts is unable to locate the Lessee the Lessor shall be entitled to retain such proceeds of sale absolutely unless the Lessee shall claim them within 6 months of the date upon which the Lessee vacated the Premises and

7.3.3 the Lessee shall indemnify the Lessor against any damage occasioned to the Premises and any actions claims proceedings costs expenses and demands made against the Lessor caused by or related to the presence of the property in or on the Premises.

8. Notices

Any notice under this Agreement shall be in writing and shall be deemed given on receipt and shall be sent by registered post or the recorded delivery service to the addresses set out above and any notice to be served on the Lessor shall be served in a like manner upon any agent of the Lessor duly authorised in that behalf. Either party may change the address to be used for notification by providing notice to the other party.

9. Fees

All stamp duty and other fees, including property taxes or business occupancy fees introduced by the Cayman Islands Government payable in respect of this Lease shall be paid by the Lessee, except when the law states that such fees shall be the paid by the Lessor. It shall be the Lessee's responsibility to register the lease in accordance with the Registered Land Law.

10. Proper Law and Jurisdiction

This Lease is governed by and shall be construed in all respects in accordance with the Laws of the Cayman Islands, and the parties hereto submit to the jurisdiction of the Cayman Islands Court.

11. Lessor's Permission

Whenever the Lessor's permission is required it shall not be unreasonably withheld or delayed.

FIRST SCHEDULE

Rights Granted

I.A Common Parts

The right for the Lessee and all persons expressly or by implication authorised by it (in common with the Lessor and all other persons having a like right) to use the Common Parts for all proper purposes in connection with the use and enjoyment of the Premises.

I.B Pipes

The right to the free passage and running (subject to temporary interruption for repair alteration or replacement) of water sewerage gas electricity telephone and other services or supplies to and from the Premises in and through the pipes that now serve the Premises presently laid in on over or under other parts of the Building (in common with the Lessor and other persons having a like right).

I.C Support

The right of support and protection for the benefit of the Premises as is now enjoyed from all other parts of the Building.

I.D Name-plates or signs

The right to display a name-plate or sign in positions and of sizes and specifications to be agreed by the Lessor showing the Lessee's name and any other details approved by the Lessor on the side of the building located on Dr. Roy's Drive. Upon removal the Lessee shall pay the Lessor for the cost of the making good the Building for any damage that removal of the nameplate or sign shall cause.

SECOND SCHEDULE

Rights reserved

II.A Use of pipes

The right to the free and uninterrupted passage and running of water sewage gas electricity telephone and other services or supplies from and to other parts of the Building in and through pipes which now are or may during the Original Term and any extensions thereof be in on under or over the Premises.

II.B Construction of Pipes

The right to construct and to maintain in on under or over the Premises at any time during the Original Term and any extensions thereof any Pipes for the benefit of any other part of the Building.

II.C Access

II.C.1 The right at reasonable times and upon reasonable notice except in cases of emergency to enter (or in cases of emergency to break into and enter) the Premises:-

II.C.1.1 to inspect cleanse connect repair remove replace with others alter or execute any works whatever to or in connection with the Pipes easements or services referred to in paragraphs II.A and II.B of this schedule

II.C.1.2 to view the state and condition of and repair and maintain the Building where such viewing or work would not otherwise be reasonably practicable.

II.C.1.3 to carry out work or do anything whatever comprised within the Lessor's obligations in this Lease

II.C.1.4 take schedules or inventories of fixtures and other items to be yielded up on expiry of the Original Term and any extensions thereof.

II.C.1.5 to exercise any of the rights granted to the Lessor by the Lessee.

II.D The right to erect scaffolding for the purpose of inspecting repairing or cleaning the Building notwithstanding such scaffolding may temporarily restrict the access to or use and enjoyment of the Premises.

II.E Support etc.

The rights of light air support protection shelter and all other easements and rights now or after the date of this Lease belonging to or enjoyed by any parts of the Building.

II.F Light

Full right and liberty at any time after the date of this Lease to alter raise the height of or rebuild the Building (and such other expression here excluding the Premises) in such manner as the Lessor shall think fit notwithstanding the fact that the same may obstruct affect or interfere with the amenity of or access to the Premises or the passage of light and air to the Premises.

II.G Mortgage

The right to mortgage or remortgage the Development or any part thereof at the Landlord's sole discretion.

THIRD SCHEDULE

The Premises Covenants

III.A User

III.A.1 Not to use the Premises for any other purpose than as set out in the Fourth Schedule

III.A.2 Not to play or use in the Premises any musical instrument loudspeaker tape recorder gramophone radio or other equipment or apparatus that produces sound that may be heard in nearby Premises or outside the Premises if the Lessor in its absolute discretion considers such sound to be undesirable and shall give written notice to the Lessee to that effect.

III.B Pollution

Not to permit to be discharged into the Pipes serving the Building any oil grease or any deleterious objectionable dangerous poisonous or explosive matter or substance and to take all reasonable measures to ensure that any effluent so discharged into the Pipes will not be corrosive or otherwise harmful to the Pipes or cause obstruction or deposit in them.

III.C Ceiling and floor loading

III.C.1 Not without the consent of the Lessor to bring or permit to remain on the Premises any safes machinery goods or other articles, which may strain or damage the Premises or any part of them.

III.C.2 Not without the consent of the Lessor to suspend anything from the walls or ceilings of the Premises or use the same for the storage of goods or place weight on them or which may cause damage thereto.

III.C.3 On any application by the Lessee for the Lessor's consent under paragraph

III.C.2 the Lessor may consult and obtain the advice of an engineer or other person in relation to the loading proposed by the Lessee and the Lessee shall repay to the Lessor on demand the fees of such engineer or other person.

III.D Common Parts

Not to stand place deposit or expose outside any part of the Premises any goods materials articles or things whatsoever for display or sale or for any other purpose nor cause any obstruction of the Common Parts.

III.E Machinery

Not to install or use in or upon the Premises any machinery or apparatus which will cause noise or vibration which can be heard or felt in nearby Premises or outside the Premises or which may cause structural damage.

III.F Heating cooling and ventilation

Not to do anything which interferes with the heating, cooling or ventilation of the Common Parts or which imposes an additional load on any heating cooling or ventilation plant and equipment in the Building.

FOURTH SCHEDULE

Building - Premises - Rent - Term - Additional Rights

IV.A The Development

means the buildings and grounds located on Section George Town Commercial, Block OPY Parcel 79 known as The Duty Free Centre situated at 6 Dr. Roys Drive, George Town in the island of Grand Cayman.

IV.B The Building

All that building known as The Duty Free Centre situated at 6 Dr. Roy's Drive, George Town in the island of Grand Cayman outlined on Plan A annexed hereto.

IV.C The Premises

That part of the Building outlined in red on Plan B annexed hereto, comprising approximately 1,500 gross rentable square feet located on the 2nd floor.

IV.D Use of Premises

The Premises shall be used only for the purpose of commercial office space.

IV.E The Rent Commencement Date

March 1, 2019

IV.F The Original Term, Rent, Maintenance Fee and Deposit

The Original Term is **Five years** from and including the Rent Commencement Date however the Lessee shall have the right to terminate the lease giving three months' notice in writing to the Lessor after Year 3 of the lease term. If Lessee terminates lease within the first 3 years of the lease term, Lessee must give 90 days notice and pay a fee of US$10,000 as a termination fee to lessor.

Rent

The Rent until February 29th, 2022 is US$3,000 per month: US$36,000 per annum.

Rent increases as of March 1, 2022 to US3,100 per month : US $37,200 per annum.

Maintenance Fee

No Maintenance Fee.

Deposit

The Deposit payable upon execution of the Lease: US$3,000

An Additional Deposit equal to **3 months rent , US$9,000** shall be paid upon execution of of the lease and applied to future rents as a credit for a March, April and May 2019.

IV.G Term Extension Options and Rent

The Lessee has the option to renew the term of this lease for an additional three (3) years after the expiration of the Original Term. The monthly rent rate payable for such extension term shall be Market Rent or agreed rent rate at that time, however rent shall not be lower than USD$3,100 per month.

IV.H Additional Rights

The Lessee has the right to use three designated car parking bays in the Duty Free Centre car park for the building in Plan A annexed hereto. Lessor to provide 4 parking fobs for car park entry gate.

IV.I Fit-Out

The Lessor shall complete fit-out as per attached Appendix A.

IV.J Sublet

The Lessee has the right to sublet a portion of the space as necessary with written consent from Lessor.

FIFTH SCHEDULE

The Rent and Maintenance Fee Schedule (US$)

2019										2020	
March	April	May	June	July	August	September	October	November	December	January	February
Rent											
3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00
Maintenance											
0	0	0	0	0	0	0	0	0	0	0	0
Total											
3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00

2020										2021	
March	April	May	June	July	August	September	October	November	December	January	February
Rent											
3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00
Maintenance											
0	0	0	0	0	0	0	0	0	0	0	0
Total											
3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00

2021										2022	
March	April	May	June	July	August	September	October	November	December	January	February
Rent											
3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00
Maintenance											
0	0	0	0	0	0	0	0	0	0	0	0
Total											
3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00

2022										2023	
March	April	May	June	July	August	September	October	November	December	January	February
Rent											
3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00
Maintenance											
0	0	0	0	0	0	0	0	0	0	0	0
Total											
3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00

2023										2024	
March	April	May	June	July	August	September	October	November	December	January	February
Rent											
3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00
Maintenance											
0	0	0	0	0	0	0	0	0	0	0	0
Total											
3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00	3,100.00

SIGNED by______________ SANJAY MADHU

Director on behalf of

Oxbridge Re Holdings Limited

In the presence of

______________ - WRENDON TIMOTHY   ______________

Witness   Director

SIGNED by______________

Director on behalf of

Tropical Building Corporation Ltd.

In the presence of

______________ - Trisha Johnson

Witness

Witness — Director

PLAN A


PLAN A
Legend
12/17/18 10:13 AM
1: 604
Notes
Company Ltd.
Commerce House
Daily Grind
DR ROYS DR
The Duty Free Centre
42
6
30
OPY80
The Village
22
Caymania
7
Thompson Building
15
Courthouse
61
Scotiabank & Trust (Cayman) Ltd.
CAYMAN LAND INFO
www.caymanlandinfo.ky

PLAN B


UNIT#3
1,292.19 SF.
UNIT#2
892.63 SF.
UNIT#1
1,570.89 SF.
KITCHENETTE
SHOWER
HALLWAY
LOBBY
BALCONY
BALCONY
SECOND FLOOR PLAN

Appendix A: Fit-Out Works

1. Install walls and offices as per floor plan drawings attached.
2. Purchase and Install more energy efficient High Sear Air Condition Unit and do some repairs to area of the leg whereat the new A/C units will be located.
3. Spruce up car parking lot behind building to make it more presentable.
4. Re-paint office space if needed.
5. To provide Fabric window shades.
6. Lights and drop ceiling to be cleaned up, replace fixtures or bulbs that aren't working and ceiling tiles that are dirty.
7. Door Camera and Opener to be installed.
8. Office suite walls to have insulation inside or sound proofing.
9. All doors to be solid core doors, for sound purposes.
10. TV mounted in offices and main area – Tenant to provide hardware and TV for Landlord contractor to install.
11. Some cubicles to remain in space and layout reconfigured.
12. To provide 6 entry fobs for building entry door.
13. Install dry bar on wall near IT closet with upper and lower cabinets.
14. Balcony needs painting and sprucing up.
15. Signage to be installed on Edward Street with a window decal or Small sign by main front door on Dr. Roy's Drive.
16. IT Closet to be installed along with electrical and Cat 6 Data wiring and TV cabling, if necessary.
17. Electrical outlet & switches all white and Decora style (rectangular)
18. Tenant will provide One Honeywell Thermostat wifi thermostat, if 2nd one is needed, landlord to provide and install thermostats.
19. Relocate a/c vents and add return grills in office spaces, if necessary
20. Sofa to be installed in lobby area outside of tenant space and workstation desks to be removed from entrance lobby.
21. Low voltage / network wiring as well as TV wire installed by landlord.
22. IT Closet to have dedicated electrical circuit with a Quad receptacle on wall as well as home run for high speed internet and TV. 4X4 Plywood mounted on wall where rack will be mounted
23. IT closet to have adequate A/C ventilation.